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CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995

EMC may from time to time make forward-looking public statements concerning the Company. Such statements may include, but not be limited to, expected future revenues or earnings or project plans, performance, product development, product release or product shipments, projections of market share, industry pricing or asset management, as well as other estimates relating to future operations. All such forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not materially differ from expectations.

Factors that could cause actual results to differ materially from those estimates in forward-looking statements include, but are not limited, to the following:

 .    the historic and recurring "hockeystick" pattern of the Company's sales by which a disproportionate percentage of a quarter's total sales occur in the last month and weeks and days of each quarter, making prediction of revenues and earnings especially difficult and resulting in substantial risk of variance of actual results from those forecast at any time prior to or near the quarter's close;

     this pattern of sales is itself believed to be the result of many factors including the significant size of EMC's average product price in relation to its customer's budgets, resulting in long lead time for customers' budgetary approval, which tends to be given late in a quarter; the tendency of customers to wait until late in a quarter to commit to purchase in the hope of obtaining more favorable pricing from one or more competitors seeking their business; and, at times, seasonal influences as well as the fourth quarter influence of customers' spending their remaining capital budget authorization prior to new budget constraints in the next year's first quarter;

 .    the Company's backlog at any particular time is not necessarily indicative of future sales levels. This is because the Company manufactures its products on the basis of its forecast of near-term demand and maintains inventory in advance of receipt of firm orders from customers; orders are generally shipped by the Company shortly after receipt of the order; and customers may reschedule orders with little or no penalty;

 .    EMC's partial reliance on indirect channels of distribution, which materially reduces the visibility to management of potential orders;

 .    many of the Company's products are marketed in conjunction with the products of other vendors, and the Company plans to continue its strategy of developing key strategic relationships. There can be no assurance that the Company will be successful in its ongoing strategic partnerships or that the Company will be able to find further suitable business relationships as it develops new products. Any failure to continue or

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     expand such relationships could have a material adverse effect on the
     Company's business, financial condition and results of operation;

     there can be no assurance that the Company's distributors and strategic partners, many of which have significantly greater financial and marketing resources than the Company, will not develop and market products in competition with the Company in the future, discontinue their relationships with the Company, or form competing arrangements with the Company's competitors;

 .    extreme competition in the computer data storage industry. EMC competes with many companies, including International Business Machines Corporation (''IBM''), certain of which have substantially greater financial and technological resources, larger distribution capabilities, earlier access to customers and greater overall customer loyalty than EMC. Additionally, a significant number of EMC's products are designed to be fully compatible with IBM computers and IBM operating systems. As a result, EMC's business may be adversely affected by, among other factors, modifications in the design or configuration of IBM computer systems, the announcement or introduction of new products by IBM or other competitors, or intensified reductions in the pricing of IBM or IBM-compatible equipment or service. EMC could also be adversely affected by the implementation of certain marketing strategies by IBM or other competitors that conflict with those of EMC;

 .    the existence of competitive pricing pressures in the storage industry, which has had and may in the future have an adverse effect on the Company's revenues and earnings. There is also a willingness on the part of certain large competitors to reduce prices in order to preserve or gain market share, which cannot be foreseen by the Company. The Company believes that pricing pressures are likely to continue due to competitive product offerings;

 .    the risks inherent in new product introductions, particularly the uncertainty of price-performance relative to products of competitors, including competitors' responses to the introductions;

 .    the Company's ability to continue to achieve reduction in component and product design costs;

 .    the desire by customers to evaluate new, more expensive products for longer periods of time;

 .    foreign currency fluctuations and foreign political and economic developments;

 .    changes in regulation of the Company or its products;

 .    the Company purchases certain components and products from suppliers who
     EMC believes are currently the only suppliers of those components or products that meet

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     EMC's requirements. Among the most important components that EMC uses are high density memory components ("DRAMs") and 5 1/4" and 3 1/2" disk drives, which EMC purchases from a small number of qualified suppliers. A failure by any supplier of high density DRAMs or disk drives to meet EMC's requirements for an extended period of time could have a material adverse effect on EMC. From time to time, because of high industry demand and/or the inability of certain vendors to consistently meet on a timely basis the Company's component quality standards, the Company has experienced delays in deliveries of high density DRAMs and disk drives needed to satisfy orders for Integrated Cached Disk Array (''ICDA'') products. If such shortages and/or performance problems were to intensify, the Company could lose some time-sensitive customer orders which could adversely affect quarterly revenues and earnings;

 .    rapidly changing technology and user needs in the computer data storage industry, which require ongoing technological development and introduction of new products. Sales of the Symmetrix series of products constitute the principal source of revenues for EMC and such sales are expected to continue to be the principal source of its revenues in the near future. EMC expects competition in the sale of ICDA products to increase, and there can be no assurance that the Symmetrix series of products will continue to achieve market acceptance. Significant delays in the development of ICDA technology for future products or product enhancements would be to the advantage of EMC's competitors. Furthermore, the continued development of ICDA technology and its incorporation into EMC's future generations of products cannot be assured even with significant additional investments;

 .    no assurance can be given that the Company's patent applications will issue as patents or that any patents that may be issued will provide the Company with adequate protection for the covered products or technology. Additionally, there can be no assurance that the Company's confidentiality agreements will adequately protect its trade secrets, know-how or other proprietary information. Further, there can be no assurance that the Company's activities will not infringe on the patents or proprietary rights of others or that the Company will be able to obtain licenses to any technology that it may require to conduct its business or that, if obtainable, such technology can be licensed at a reasonable cost;

 .    the fact that EMC's products operate near the limits of electronic and physical performance and are designed and manufactured with relatively small tolerances. If flaws in design, production, assembly or testing occur on the part of EMC or its suppliers, EMC may experience a rate of failure in its products that results in substantial repair or replacement costs and potential damage to EMC's reputation. Continued improvement in manufacturing capabilities and control of material and manufacturing quality and costs will be critical factors in the future growth of EMC. EMC frequently revises and updates manufacturing and test processes to address engineering and component changes to its products and evaluates the reallocation of manufacturing resources among its facilities. There can be no assurance that EMC's efforts to monitor, develop and implement appropriate test and manufacturing

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     processes for its products, especially the Symmetrix series of products will be sufficient to permit EMC to avoid a rate of failure in its products that results in substantial delays in shipment, repair or replacement costs and potential damage to EMC's reputation, any of which could have substantial adverse effects on EMC's operations and ultimately on its financial results; and

 .    EMC's high-dependence upon senior management and other key employees, the loss of whom could adversely affect EMC. EMC also believes that its future success will depend in large part upon its ability to retain current and attract additional key employees, of which there can be no assurance.

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